UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2025 (May 22, 2025)

DuPont de Nemours, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38196	81-1224539
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

974 Centre Road,	Building 730	Wilmington,	Delaware	19805
(Address of Principal Executive Offices)				(Zip Code)

(302) 295-5783
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management
Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 22, 2025, DuPont de Nemours, Inc. (the “Company”) held its Annual Meeting of Stockholders. As of the close of business on March 31, 2025, the record date for the Annual Meeting, (the "Record Date"), 418,498,498 shares of the Company’s common stock, par value $0.01 per share, were outstanding and entitled to vote. A total of 339,910,658 shares of common stock were voted in person or by proxy, representing 81.22 percent of the shares entitled to be voted. The following are the final voting results on the matters considered and voted upon at the Annual Meeting, all of which are described in the Company’s 2025 Proxy Statement.

Agenda Item 1-Election of Directors. The Company’s stockholders elected the following 13 nominees to serve on the Board of Directors of the Company until the next annual meeting of stockholders or until their successors have been duly elected and qualified.

Director	For	Against	Abstain	Broker Non-Votes
Amy G. Brady	279,921,589	1,905,670	545,481	57,537,918
Edward D. Breen	275,968,608	5,853,928	550,204	57,537,918
Ruby R. Chandy	279,651,269	2,177,331	544,140	57,537,918
Terrence R. Curtin	278,625,970	3,132,098	614,672	57,537,918
Alexander M. Cutler	268,630,468	13,170,217	572,055	57,537,918
Eleuthère I. du Pont	278,656,246	3,184,625	531,869	57,537,918
Kristina M. Johnson	278,771,164	3,047,958	553,618	57,537,918
Luther C. Kissam, IV	278,596,924	3,201,664	574,152	57,537,918
Lori D. Koch	279,787,335	2,031,859	551,139	57,537,918
James A. Lico	279,767,639	2,019,558	585,543	57,537,918
Frederick M. Lowery	273,000,212	8,800,362	572,166	57,537,918
Kurt B. McMaken	277,579,563	4,205,106	588,071	57,537,918
Steven M. Sterin	279,804,322	1,943,153	625,265	57,537,918

Agenda Item 2-Advisory Resolution to Approve Executive Compensation. The Company’s stockholders approved, by advisory vote, the compensation of its named executive officers.

For	Against	Abstain	Broker Non-Votes
257,257,815	22,559,036	2,555,889	57,537,918

Agenda Item 3-Ratification of the Appointment of the Independent Registered Public Accounting Firm. The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2025.

For	Against	Abstain	Broker Non-Votes
336,941,794	2,243,977	724,887	—

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUPONT DE NEMOURS, INC.
Registrant

Date:	May 28, 2025	By:	/s/ Michael G. Goss
		Name:	Michael G. Goss
		Title:	Vice President and Controller